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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement.

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).

[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                            COVEST BANCSHARES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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                             [COVEST BANC LOGO]

                             COVEST BANCSHARES, INC.


                                    October 31, 2003



To:   All Employee Stock Ownership Plan
      and CoVest Banc Profit Sharing and Savings Plan Participants


      Re:   Special Meeting of Stockholders to be held on December 4, 2003

Dear Participants:

      As you know, CoVest Bancshares, Inc. (the "Company") maintains the Employee Stock Ownership Plan (the "ESOP") for employees of the Company and CoVest Banc, National Association (the "Bank") under which you have ESOP accounts that hold stock of the Company. In addition, the Bank Profit Sharing and Savings Plan (the "Profit Sharing Plan") includes an investment alternative to purchase the stock of the Company for your Profit Sharing Plan accounts (the "Stock Accounts"). The ESOP and the Profit Sharing Plan Stock Accounts hold shares of the Company's common stock for the benefit of participants in those plans. These shares are held by trustees - James L. Roberts, Paul A. Larsen and Barbara A. Buscemi for the ESOP and Glenview State Bank for the Profit Sharing Plan - (in each case, the "Trustee"). Both the ESOP and the Profit Sharing Plan extend to participants in each respective plan (including former participants and beneficiaries) certain voting rights at the Company's stockholder meetings.

      In connection with the Special Meeting of Stockholders of the Company, to be held on December 4, 2003, enclosed are the following documents:

      1. Confidential instruction proxy card for the ESOP with return envelope;

      2. Confidential instruction proxy card for the Profit Sharing Plan with return envelope; and

      3. Proxy Statement for the Special Meeting, dated October 31, 2003, including a Notice of the Special Meeting of Stockholders.

      As a participant in the ESOP and/or the Profit Sharing Plan, you have the right to direct the respective Trustee how to vote the shares held for your account by the ESOP and/or shares in


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your Profit Sharing Plan Stock Account as of October 28, 2003, the record date for the Special Meeting (the "Record Date"), on the proposal to be voted by the Company's stockholders.

      At the Special Meeting, stockholders will be asked to consider and vote on a proposal to approve and adopt the principal terms of the merger of the Company with First Midwest Bancorp, Inc. ("First Midwest"), contained in the Agreement and Plan of Merger, dated as of September 11, 2003, by and among First Midwest, First Midwest Acquisition Subsidiary, Inc., a wholly-owned subsidiary of First Midwest, and the Company, as described in the proxy statement that accompanies this notice. The Board of Directors of the Company recommends a vote "FOR" the approval and adoption of the merger.

PROPOSAL

      ESOP PARTICIPANTS

      Each ESOP participant has the right to specify how the Trustee for the ESOP should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes on the proposal as you specify on the confidential instruction proxy card for the ESOP accompanying this letter. The number of shares in your ESOP account as of the Record Date is shown on the enclosed confidential instruction proxy card.

      The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP participants, in a manner determined to be prudent and solely in the interests of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet allocated to anyone's ESOP account. For purposes of the ESOP, if you "ABSTAIN" as to the proposal, your failure to vote will have the same effect as if you voted "AGAINST" the approval and adoption of the merger agreement.

      If you do not have any shares allocated to your account in the ESOP as of October 28, 2003, there will be no confidential instruction proxy card for the ESOP enclosed with this letter.

      PROFIT SHARING PLAN PARTICIPANTS

      Participants with shares in their Profit Sharing Plan Stock Accounts have the right to direct how the Trustee should vote the shares that are held on the participants' behalf in the Stock Accounts. In general, the Trustee will vote the shares in your Profit Sharing Plan Stock Account "FOR" or "AGAINST" the proposal specified on the confidential instruction proxy card for the Profit Sharing Plan in the manner that you instruct. If you do not direct the Trustee how to vote the shares in your Profit Sharing Plan Stock Account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the Profit Sharing Plan. For purposes of the Profit Sharing Plan, if you "ABSTAIN" as to the proposal, your failure to vote will have same effect as if you voted "AGAINST" the approval and adoption of the merger agreement.



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      If you do not have any shares of the Company's common stock allocated to your Profit Sharing Plan Stock Account as of October 28, 2003, there will be no confidential instruction proxy card for the Profit Sharing Plan enclosed with this letter.

                                  * * * * *

      Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed confidential instruction proxy card or cards to signify your direction to the respective Trustee. You should then seal the completed card or cards in the appropriate enclosed envelope and return them directly to Ms. Barbara A. Buscemi, Trustee for the ESOP, or to Glenview State Bank, Trustee for the Profit Sharing Plan. The confidential instruction proxy card or cards must be received by the Trustees no later than November 26, 2003.

      PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEES, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR PROFIT SHARING PLAN, PLEASE CALL MR. PAUL A. LARSEN AT (847) 294-6500.

                                    Very truly yours,

                                    The Compensation Committee
                                    of CoVest Bancshares, Inc.
                                    ------------------------------------------

                                    THE COMPENSATION COMMITTEE OF COVEST
                                    BANCSHARES, INC.